                            SERVICER'S CERTIFICATE                                                                     page 1
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                 Collection Period: 7/1/2006 through 7/31/2006
                                                                                                Determination Date: 8/16/2006
                                                                                                      Payment Date: 8/21/2006

I. ORIGINAL DEAL PARAMETER INPUTS
     (A) Total Portfolio Balance                                                                            $1,352,890,312.71
     (B) Total Securities Balance                                                                           $1,352,890,312.71
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                        $288,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                     21.29%
         (iii) Class A-1 Notes Rate                                                                                  2.68600%
         (iv)  Class A-1 Notes Accrual Basis                                                                       Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                        $307,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                     22.69%
         (iii) Class A-2 Notes Rate                                                                                    3.210%
         (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                        $415,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     30.68%
         (iii) Class A-3 Notes Rate                                                                                    3.530%
         (iv)  Class A-3 Notes Accrual Basis                                                                           30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $298,900,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                     22.09%
         (iii) Class A-4 Notes Rate                                                                                    3.820%
         (iv)  Class A-4 Notes Accrual Basis                                                                           30/360
     (G) Certificates
         (i)   Certificates Balance                                                                            $43,990,312.71
         (ii)  Certificates Percentage (G(i)/B)                                                                         3.25%
         (iii) Certificates Rate                                                                                       3.820%
         (iv)  Certificates Accrual Basis                                                                              30/360
     (H) Servicing Fee Rate                                                                                             1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                            5.02%
         (ii)  Weighted Average Original Maturity (WAOM)                                                                58.33 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                                52.67 months
         (iv)  Number of Receivables                                                                                   83,437
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                               0.50%
         (ii)  Reserve Account Initial Deposit                                                                  $6,764,451.56
         (iii) Specified Reserve Account Percentage                                                                     0.75%
         (iv)  Specified Reserve Account Balance                                                               $10,146,677.35

     (K) Yield Supplement Account Deposit                                                                      $13,202,261.03

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Balance                                                                              $706,174,652.85
     (B) Total Securities Balance                                                                             $706,174,652.85
     (C) Cumulative Note and Certificate Pool Factor                                                                0.5219748
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                                  $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                                  $0.00
         (ii)  Class A-2 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                        $377,371,306.50
         (ii)  Class A-3 Notes Pool Factor                                                                          0.9093284
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $298,900,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                          1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                            $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                            $29,903,346.35
         (ii)  Certificates Pool Factor                                                                             0.6797712
         (iii) Certificates Interest Carryover Shortfall                                                                $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                               $0.00
     (I) Servicing Fee
         (i) Servicing Fee Shortfall                                                                                    $0.00

                       AMERICAN HONDA FINANCE CORPORATION                                                              page 2
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                 Collection Period: 7/1/2006 through 7/31/2006
                                                                                                Determination Date: 8/16/2006
                                                                                                      Payment Date: 8/21/2006

     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                                 $10,146,677.35
         (ii)  Yield Supplement Account                                                                         $4,675,646.85
         (iii) Payahead Account                                                                                         $0.00
         (iv)  Advances Outstanding                                                                               $328,834.45
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                            4.91%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                35.15 months
         (iii) Number of Receivables                                                                                   63,821
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                         95.87%
         (ii)  Certificate Percentage                                                                                   4.13%

III. MONTHLY INPUTS FROM THE MAINFRAME
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                          $0.00
         (ii)  Prepayments in Full                                                                                      $0.00
         (iii) Prepayments in Full due to Repurchases                                                                   $0.00
     (B) Precomputed Contracts Collections                                                                              $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                         $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                           $20,116,339.39
         (ii)  Prepayments in Full                                                                             $10,051,725.60
         (iii) Repurchased Receivables Related to Principal                                                             $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                      $2,838,780.41
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                       $0.00
         (ii)  Current Advance Amount                                                                                   $0.00
     (G) Interest Advance for simple Interest - Net                                                                 $3,443.44
     (H) Payahead Account
         (i)   Payments Applied                                                                                         $0.00
         (ii)  Additional Payaheads                                                                                     $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                            4.91%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                34.20 months
         (iii) Remaining Number of Receivables                                                                         62,719
    (J) Delinquent Receivables                                           # Units                Dollar Amount
                                                                   ------------------   -----------------------------
         (i)   31-60 Days Delinquent                                1,703      2.72%     $20,165,876.20        2.99%
         (ii)  61-90 Days Delinquent                                  336      0.54%      $4,136,341.97        0.61%
         (iii) 91 Days or More Delinquent                              80      0.13%      $1,013,682.53        0.15%
     (K) Vehicles Repossessed During Collection Period                 35      0.06%        $447,978.85        0.07%
     (L) Total Repossessed Vehicles in Inventory                       48      0.08%        $627,287.55        0.09%
IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                                           $0.00
     (B) Reserve Account Investment Income                                                                         $70,220.50
     (C) Yield Supplement Account Investment Income                                                                $33,366.31
     (D) Trust Fees Expense                                                                                             $0.00
     (E) Aggregate Net Losses for Collection Period                                                                183,063.88
     (F) Liquidated Receivables Information
         (i)   Gross Principal Balance on Liquidated Receivables                                                   638,950.85
         (ii)  Liquidation Proceeds                                                                                279,477.51
         (iii) Recoveries from Prior Month Charge Offs                                                             176,409.46
     (G) Days in Accrual Period                                                                                            31
     (H) Deal age                                                                                                          19

                                                         MONTHLY COLLECTIONS
                                                         -------------------

V. INTEREST COLLECTIONS
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                  $2,842,223.85

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $30,168,064.99
     (B) Liquidation Proceeds  (IV(F(i)))                                                                          279,477.51
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       176,409.46
                                                                                                         --------------------
     (E) Total Principal Collections (A+B+C+D)                                                                 $30,623,951.96

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                    $33,466,175.81

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                    $356,356.54

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $33,822,532.35

                       AMERICAN HONDA FINANCE CORPORATION                                                              page 3
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                 Collection Period: 7/1/2006 through 7/31/2006
                                                                                                Determination Date: 8/16/2006
                                                                                                      Payment Date: 8/21/2006

                                                        MONTHLY DISTRIBUTIONS
                                                        ---------------------

X. FEE DISTRIBUTIONS
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                      $588,478.88
         (ii)  Servicing Fee Paid               ($ 0.43 per $1,000 original principal amount)                      588,478.88
                                                                                                          -------------------
         (iii) Servicing Fee Shortfall                                                                                  $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                 $70,220.50
     (C) Yield Supplement Account Investment Income  (IV(C))                                                            $0.00
     (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
     (A) Interest
         (i) Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                           $0.00
             (b) Class A-1 Notes Interest Paid                                                                           0.00
                                                                                                          -------------------
             (c) Class A-1 Notes Interest Shortfall                                                                     $0.00
         (ii) Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                           $0.00
             (b) Class A-2 Notes Interest Paid                                                                           0.00
                                                                                                          -------------------
             (c) Class A-2 Notes Interest Shortfall                                                                     $0.00
         (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                   $1,110,100.59
             (b) Class A-3 Notes Interest Paid                                                                   1,110,100.59
                                                                                                          -------------------
             (c) Class A-3 Notes Interest Shortfall                                                                     $0.00
         (iv) Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                     $951,498.33
             (b) Class A-4 Notes Interest Paid                                                                     951,498.33
                                                                                                          -------------------
             (c) Class A-4 Notes Interest Shortfall                                                                     $0.00
         (v) Total Note Interest
             (a) Total Note Interest Due                                                                        $2,061,598.92
             (b) Total Note Interest Paid                                                                        2,061,598.92
                                                                                                          -------------------
             (c) Total Note Interest Shortfall                                                                          $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                           $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                       $31,172,454.55
     (B) Principal
         (i) Noteholders' Principal Distribution Amounts                                                       $29,534,686.09
         (ii) Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                                          $0.00
             (b) Class A-1 Notes Principal Paid                                                                          0.00
                                                                                                          -------------------
             (c) Class A-1 Notes Principal Shortfall                                                                    $0.00
             (d) Reserve Account Withdrawal                                                                             $0.00
         (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                                          $0.00
             (b) Class A-2 Notes Principal Paid                                                                          0.00
                                                                                                          -------------------
             (c) Class A-2 Notes Principal Shortfall                                                                    $0.00
             (d) Reserve Account Withdrawal                                                                             $0.00
         (iv) Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                                 $29,534,686.09
             (b) Class A-3 Notes Principal Paid                                                                 29,534,686.09
                                                                                                          -------------------
             (c) Class A-3 Notes Principal Shortfall                                                                    $0.00
             (d) Reserve Account Withdrawal                                                                             $0.00
         (v) Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                                          $0.00
             (b) Class A-4 Notes Principal Paid                                                                          0.00
                                                                                                          -------------------
             (c) Class A-4 Notes Principal Shortfall                                                                    $0.00
             (d) Reserve Account Withdrawal                                                                             $0.00
         (vi) Total Notes Principal
             (a) Total Notes Principal Due                                                                      29,534,686.09
             (b) Total Notes Principal Paid                                                                     29,534,686.09
                                                                                                          -------------------
             (c) Total Notes Principal Shortfall                                                                        $0.00
             (d) Reserve Account Withdrawal                                                                             $0.00

XII. RESERVE FUND DEPOSIT
     Amount available for deposit into reserve account                                                          $1,637,768.46
     Amount deposited into reserve account                                                                               0.00
     Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                          -------------------
     Excess funds available to Certificateholders                                                                1,637,768.46
                                                                                                          -------------------

                       AMERICAN HONDA FINANCE CORPORATION                                                              page 4
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                 Collection Period: 7/1/2006 through 7/31/2006
                                                                                                Determination Date: 8/16/2006
                                                                                                      Payment Date: 8/21/2006
XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                                    $95,192.32
         (ii)  Certificate Interest Shortfall Beginning Balance                                                         $0.00
                                                                                                   --------------------------
         (iii) Total Certificate Interest Due                                                                      $95,192.32
         (iv)  Certificate Interest Paid                                                                            95,192.32
                                                                                                   --------------------------
         (v)   Certificate Interest Shortfall Ending Balance                                                            $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                                $1,272,329.75
         (ii)  Certificate Principal Shortfall Beginning Balance                                                        $0.00
                                                                                                   --------------------------
         (iii) Total Certificate Principal Due                                                                  $1,272,329.75
         (iv)  Certificate Principal Paid                                                                        1,272,329.75
                                                                                                   --------------------------
         (v)   Certificate Principal Shortfall Ending Balance                                                           $0.00
     (C) Release to Seller                                                                                        $270,246.39

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

     (A) Total Collections                                                                                     $33,822,532.35
     (B) Service Fee                                                                                              $588,478.88
     (C) Trustee Fees                                                                                                    0.00
     (D) Class A1 Amount                                                                                                $0.00
     (E) Class A2 Amount                                                                                                $0.00
     (F) Class A3 Amount                                                                                       $30,644,786.68
     (G) Class A4 Amount                                                                                          $951,498.33
     (H) Amount Deposited into Reserve Account                                                                          $0.00
     (I) Certificateholders                                                                                     $1,367,522.07
     (J) Release to seller                                                                                        $270,246.39
     (K) Total amount distributed                                                                              $33,822,532.35
     (L) Amount of Draw from Reserve Account                                                                             0.00
     (M) Excess Amount Released from Reserve Account                                                                     0.00

                                                   DISTRIBUTION TO SECURITYHOLDERS
                                                   -------------------------------

     Note Interest Distribution Amount                                                                          $2,061,598.92
         Class A-1 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-2 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-3 Notes:      ($ 2.67 per $1,000 original principal amount)
         Class A-4 Notes:      ($ 3.18 per $1,000 original principal amount)

     Note Principal Distribution Amount                                                                         29,534,686.09
         Class A-1 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-2 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-3 Notes:      ($ 71.17 per $1,000 original principal amount)
         Class A-4 Notes:      ($ 0.00 per $1,000 original principal amount)

     Note Interest Carryover Shortfall                                                                                   0.00
         Change from immediately preceding Payment Date                                                                  0.00
         Class A-1 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-2 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-3 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-4 Notes:      ($ 0.00 per $1,000 original principal amount)

     Note Principal Carryover Shortfall                                                                                  0.00
         Change from immediately preceding Payment Date                                                                  0.00
         Class A-1 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-2 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-3 Notes:      ($ 0.00 per $1,000 original principal amount)
         Class A-4 Notes:      ($ 0.00 per $1,000 original principal amount)

     Certificate Interest Distribution Amount                                                                       95,192.32
                            ($ 2.16 per $1,000 original principal amount)

     Certificate Principal Distribution Amount                                                                   1,272,329.75
                            ($ 28.92 per $1,000 original principal amount)

     Certificate Interest Carryover Shortfall                                                                            0.00
         Change from immediately preceding Payment Date                                                                  0.00
                            ($ 0.00 per $1,000 original principal amount)
     Certificate Principal Carryover Shortfall                                                                           0.00
         Change from immediately preceding Payment Date                                                                  0.00
                            ($ 0.00 per $1,000 original principal amount)

                       AMERICAN HONDA FINANCE CORPORATION                                                              page 5
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                 Collection Period: 7/1/2006 through 7/31/2006
                                                                                                Determination Date: 8/16/2006
                                                                                                      Payment Date: 8/21/2006

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------
                                                                                         Beginning                End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                             of Period             of Period
                                                                                     -----------------       --------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                            $676,271,306.50         $646,736,620.41
         (ii)   Note Pool Factor                                                            0.5166715               0.4941070
         (iii)  Class A-1 Notes Balance                                                          0.00                    0.00
         (iv)   Class A-1 Notes Pool Factor                                                 0.0000000               0.0000000
         (v)    Class A-2 Notes Balance                                                          0.00                    0.00
         (vi)   Class A-2 Notes Pool Factor                                                 0.0000000               0.0000000
         (vii)  Class A-3 Notes Balance                                                377,371,306.50          347,836,620.41
         (viii) Class A-3 Notes Pool Factor                                                 0.9093284               0.8381605
         (ix)   Class A-4 Notes Balance                                                298,900,000.00          298,900,000.00
         (x)    Class A-4 Notes Pool Factor                                                 1.0000000               1.0000000
         (xi)   Certificates Balance                                                    29,903,346.35           28,631,016.60
         (xii)  Certificates Pool Factor                                                    0.6797712               0.6508482
         (xiii) Total Principal Balance of Notes and Certificates                      706,174,652.85          675,367,637.01
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                                   4.91%                   4.91%
         (ii)   Weighted Average Remaining Maturity (WAM)                                       35.15 months            34.20 months
         (iii)  Remaining Number of Receivables                                                63,821                  62,719
         (iv)   Portfolio Receivable Balance                                          $706,174,652.85         $675,367,637.01
     (C) Outstanding Advance Amount                                                       $328,834.45             $332,277.89
     (D) Outstanding Payahead Balance                                                           $0.00                   $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Reserve Account Balance                                                                     $10,146,677.35
     (B) Draws                                                                                                           0.00
         (i)   Draw for Servicing Fee                                                                                    0.00
         (ii)  Draw for Interest                                                                                         0.00
         (iii) Draw for Realized Losses                                                                                  0.00
     (C) Excess Interest Deposited into the Reserve Account                                                              0.00
     (D) Reserve Account Balance Prior to Release                                                               10,146,677.35
     (E) Reserve Account Required Amount                                                                        10,146,677.35
     (F) Final Reserve Account Required Amount                                                                  10,146,677.35
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Release of Reserve Account Balance to Seller                                                                    0.00
     (I) Ending Reserve Account Balance                                                                         10,146,677.35

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                              4,675,646.85
     (B) Investment Earnings                                                                                        33,366.31
     (C) Investment Earnings Withdraw                                                                                    0.00
     (D) Additional Yield Supplement Amounts                                                                             0.00
     (E) Yield Supplement Deposit Amount                                                                           356,356.54
     (F) Release of Yield Deposit Account Balance to Seller                                                              0.00
                                                                                                    --------------------------
     (G) Ending Yield Supplement Account Balance                                                                 4,352,656.62

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i)   Liquidation Proceeds                                                                               $279,477.51
         (ii)  Recoveries on Previously Liquidated Contracts                                                       176,409.46
     (B) Aggregate Net Losses for Collection Period                                                                183,063.88
     (C) Net Loss Rate for Collection Period (annualized)                                                               0.32%
     (D) Cumulative Net Losses for all Periods                                                                   5,493,815.60
     (E) Delinquent Receivables                                          # Units                Dollar Amount
                                                                   ------------------   -----------------------------
         (i)   30-59 Days Delinquent                                1,703      2.72%     $20,165,876.20        2.99%
         (ii)  60-89 Days Delinquent                                  336      0.54%      $4,136,341.97        0.61%
         (iii) 90 Days or More Delinquent                              80      0.13%      $1,013,682.53        0.15%

XVIII. REPOSSESSION ACTIVITY                                             # Units                Dollar Amount
                                                                   ------------------   -----------------------------
     (A) Vehicles Repossessed During Collection Period                 35      0.06%     $447,978.85           0.07%
     (B) Total Repossessed Vehicles in Inventory                       48      0.08%     $627,287.55           0.09%

                       AMERICAN HONDA FINANCE CORPORATION                                                              page 6
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                 Collection Period: 7/1/2006 through 7/31/2006
                                                                                                Determination Date: 8/16/2006
                                                                                                      Payment Date: 8/21/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                      -0.05%
         (ii)  Preceding Collection Period                                                                              0.23%
         (iii) Current Collection Period                                                                                0.32%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.17%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Balance of Receivables.
         (i) Second Preceding Collection Period                                                                         0.67%
         (ii) Preceding Collection Period                                                                               0.69%
         (iii) Current Collection Period                                                                                0.74%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                       0.70%
     (C) Loss and Delinquency Trigger Indicator                                                     Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ Paul C. Honda
             --------------------------------------
             Paul C. Honda
             Assistant Vice President, Assistant Secretary
             and Compliance Officer